104986573 v11 NOTICE OF OPTIONAL REDEMPTION TO THE HOLDERS OF U.S. Concrete, Inc. 9.5% Senior Secured Notes due 2015 (CUSIP No. 90333L AG7)* Pursuant to Section 4.01(b) of the Indenture, dated as of March 22, 2013 (the “Indenture”), among U.S. Concrete, Inc. (the “Company”), the guarantors from time to time parties thereto, and U.S. Bank National Association, as trustee (the “Trustee”) and noteholder collateral agent, notice is hereby given that the Company has elected to effect an optional redemption of $61,112,520 in aggregate principal amount of the Company’s outstanding 9.5% Senior Secured Notes due 2015 (the “Notes”) in accordance with Section 4.01(a) of the Indenture and Paragraph 7 of the Notes. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Indenture. Subject to the Condition Precedent (as defined below), the Notes are called for redemption in full on November 22, 2013 (the “Redemption Date”) at a Redemption Price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the Redemption Date (the “Redemption Amount”). The Redemption Amount will be $1,013.458333 per $1,000 principal amount of the Notes, calculated by taking the principal amount of the Notes and adding accrued and unpaid interest thereon to the Redemption Date. The Redemption Amount will be paid as specified in this Notice of Optional Redemption. The redemption is subject to the satisfaction of the following condition precedent (the “Condition Precedent”): the consummation of a financing that provides net proceeds sufficient to pay the Redemption Amount in full and the irrevocable deposit by or on behalf of the Company with the Trustee of funds sufficient to pay and discharge the entire Indebtedness (including all principal and accrued interest) on the Notes not theretofore delivered to the Trustee for cancellation. If the Condition Precedent is not satisfied as of the Redemption Date, or if the Company provides written notice to the Trustee and the Holders at any time prior to the Redemption Date that the Condition Precedent will not be satisfied as of the Redemption Date, then this Notice of Optional Redemption shall be rescinded and of no force or effect for any purpose and the Notes will be deemed not to have been called for redemption. From and after the Redemption Date, (i) interest on the Notes will cease to accrue in accordance with the Indenture, unless the Company defaults in paying the Redemption Amount to the Holders of the Notes, and (ii) the only remaining right of the Holders of the Notes will be to receive payment of the Redemption Amount. The Indenture provides that the physical certificate or certificates representing the Notes must be presented and surrendered to the Paying Agent at a specified place or places of payment in order to collect the Redemption Amount; however, because the Notes are evidenced only in book-entry form on the records of The Depository Trust Company, as Depositary, the Trustee has agreed with the Company that payment of the Redemption Amount shall be made through The Depository Trust Company. Under the provisions of Section 3406 of the Internal Revenue Code of 1986, as amended, the Paying Agent may be obligated to withhold 28% from payments of principal to Holders who have

2 failed to furnish the Paying Agent with a certified taxpayer identification number. Holders of Notes who have not previously provided the Paying Agent a certified taxpayer identification number on a Form W-9, and who wish to avoid the application of these provisions, should submit a certified taxpayer identification number on a Form W-9 to the Paying Agent. DIRECT ANY QUESTIONS TO THE PAYING AGENT: U.S. Bank National Association 100 Wall Street New York, NY 10005 Attention: Corporate Trust Department – U.S. Concrete Dated: November 7, 2013 By: U.S. Bank National Association, as Trustee, on behalf of U.S. Concrete, Inc. *If any Note contains a CUSIP number as provided in Section 2.13 of the Indenture, no representation is being made as to the correctness or accuracy of the CUSIP number, either as printed on the Notes or as contained herein, and reliance may be placed only on the other identification numbers printed on the Notes.